Exhibit No. 17
Headway Corporate Resources, Inc.
Form 10-K
File No. 0-23170





               Consent Of Independent Auditors


Headway Corporate Resources, Inc.
New York, New York

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-08615) of
Headway  Corporate Resources, Inc. and in  the  related
Prospectus of our report dated February 21, 2000, with respect to the consolidated financial statements and schedule of Headway Corporate Resources, Inc. included in this Annual Report (Form 10-K) for the year ended
December 31, 1999.


                                     ERNST & YOUNG LLP


New York, New York
March 28, 2000



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